UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 15, 2021
RESONANT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36467	45-4320930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Stonelake Blvd, Suite 100, Office 02-130
Austin, Texas	93117
(Address of Principal Executive Offices)	(Zip Code)

(805) 308-9803
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RESN	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On March 15, 2021, Resonant Inc. (the "Company") announced its financial results for the year ended December 31, 2020. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 2.02 of Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01    Other Events.
On August 14, 2020, the Company entered into an At-The-Market Equity Offering Sales Agreement (the "Sales Agreement") with Stifel, Nicolaus & Company, Incorporated ("Stifel"), pursuant to which the Company may offer and sell from time to time, through Stifel as sales agent and/or principal, shares of the Company's common stock, par value $0.001 per share (the "Common Stock"). The Company filed with the Securities and Exchange Commission (the "SEC"), a prospectus supplement dated August 14, 2020, and accompanying prospectus dated November 29, 2018, to offer and sell from time to time pursuant to the Sales Agreement shares of Common Stock having an aggregate offering price of up to $25,000,000. The prospectus supplement, and the accompanying prospectus (together, the "prior sales agreement prospectus supplement"), are part of the registration statements on Form S-3 (File No. 333-228353 and File No. 333-246336) that the Company filed with the SEC using a "shelf" registration process.
As of March 11, 2021, the Company has sold a total of 5,383,601 shares of common stock for gross proceeds of $15,643,341, under the prior sales agreement prospectus supplement, which leaves a total maximum aggregate offering price of $9,356,659 of common stock available for sale under the prior sales agreement prospectus supplement.
On March 12, 2021, the Company filed a Form S-3 universal shelf registration statement (File No. 333-254242) with the SEC (the "Form S-3"), for the offering, issuance and sale by the Company of up to a maximum aggregate offering price of $100,000,000 of the Company's Common Stock, preferred stock, debt securities, warrants, units and/or rights in one or more offerings, including pursuant to the Sales Agreement. Included in the Form S-3 is a sales agreement prospectus supplement, which covers the offering, issuance and sale by the Company of up to an additional maximum aggregate offering price of $50,000,000 of Common Stock in an at-the-market offering that may be issued and sold under the Sales Agreement.
The information in this Item 8.01 of Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

99.1    Press Release issued by Resonant Inc. dated March 15, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2021	Resonant Inc.

By:	/s/ Martin S. McDermut
Martin S. McDermut
Chief Financial Officer

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